EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kurt Freudenberg, Executive Vice President and Chief Financial Officer of Nu Horizons Electronics Corp., certify that:

The Form 10-K of Nu Horizons Electronics Corp. for the period ended February 29, 2008 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nu Horizons Electronics Corp. for the periods presented.
.

/s/ Kurt Freudenberg
Kurt Freudenberg
Executive Vice President and Chief Financial Officer Date: May 12, 2008

A signed original of this written statement required by Section 906 has been provided to Nu Horizons Electronics Corp. and will be retained by Nu Horizons Electronics Corp. and furnished to the Securities and Exchange Commission or its staff upon request.